UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

Valcom, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28416	58-1700840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2113A Gulf Boulevard, Indian Rocks Beach, FL 33785
(Address of principal executive offices and zip code)

(727) 953-9778
(Registrant’s telephone number, including area code)

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 6, 2009, pursuant to the terms of the Note Purchase Agreement dated January 6, 2009 by and between Valcom, Inc. (the “Company”) and Omnireliant Holdings, Inc. (“Omnireliant”) (the “Purchase Agreement”), the Company issued and sold a 10% secured convertible promissory note with a conversion price of $0.10 per share (the “Note”) and a warrant to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.20 per share (the “Warrant”).

Pursuant to the terms of the Note, the Company promises to pay to Omnireliant $100,000 in cash on January 6, 2010. The Note bears interest at the rate of 10% per annum until the maturity date.  Pursuant to the terms of the Purchase Agreement, the Company and Omnireliant entered into a Security Agreement and the Company filed a UCC-1 Financing Statement in the state of Delaware.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended,  for the private placement of the above-referenced securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 6, 2009, the Company became obligated on a 10% secured convertible promissory note in the principal amount of $100,000.  Please refer to Item 1.01 above for further information.

ITEM 3.02  Unregistered Sales of Equity Securities
See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Form of Note Purchase Agreement dated January 6, 2009 by and between Valcom, Inc. and Omnireliant Holdings, Inc.
10.2	Form of 10% Secured Promissory Note dated January 6, 2009 by and between Valcom, Inc. and Omnireliant Holdings, Inc.
10.3	Form of Security Agreement dated January 6, 2009 by and between Valcom, Inc. and Omnireliant Holdings, Inc.
10.4	Form of Warrant dated January 6, 2009 by and between Valcom, Inc. and Omnireliant Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valcom, Inc.

By:	/s/ Vince Vellardita
Vince Vellardita
Chief Executive Officer

Date: January 9, 2009

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